UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 13, 2026
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Park Offices Drive, Suite 300 #4134, Durham, NC 27713
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As previously announced, on June 16, 2026, Simulations Plus, Inc., a California corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, SP Evolution HoldCo II, LLC, a Delaware limited liability company (“Parent”) and SP Evolution BidCo II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

The closing of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The required waiting period under the HSR Act with respect to the Merger has expired. The closing of the Merger remains subject to the satisfaction or waiver of other customary conditions, including, without limitation, the approval of the Merger and the Merger Agreement by the Company’s Shareholders, and the receipt of certain regulatory approvals in France.
For more information about the proposed transaction including the Merger Agreement, Merger and the special meeting of the Company’s shareholders, please see the Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on July 22, 2026.

A copy of the press release announcing the expiration of the waiting period under the HSR Act is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Important Information and Where to Find It

This communication relates to a proposed transaction between the Company, Parent and the other parties to the Merger Agreement. In connection with this proposed transaction, the Company filed a definitive proxy statement on Schedule 14A and other documents with the Securities and Exchange Commission (the “SEC”) on July 22, 2026 (the “Definitive Proxy Statement”). This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement was mailed to shareholders of the Company, as applicable. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.simulations-plus.com or by contacting the Company’s primary investor relations contact by email at slp@finprofiles.com or by phone at 661-723-7723.

Participants in the Solicitation

The Company, Parent, Merger Sub and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company, their ownership of Company Common Shares, and the Company’s transactions with related persons is set forth in (i) its Annual Report on Form 10-K for the fiscal year ended August 31, 2025, which was filed with the SEC on December 1, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345925000060/simu-20250831.htm), (ii) its proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on December 29, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345925000068/simu-20251229.htm), (iii) the Definitive Proxy Statement on Schedule 14A relating to the proposed transaction, which was filed with the SEC on July 22, 2026 (and which is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345926000051/defm14a.htm), and (iv) certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the Merger, including the expected timing and closing of the Merger; the Company’s ability to consummate the Merger; the expected benefits of the Merger and other considerations taken into account by the Board of Directors of the Company in approving the Merger; and the amounts to be received by shareholders and expectations for the Company prior to and following the closing of the Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions.

Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur; (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated; (iv) the diversion of management time on transaction-related issues; (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Company Common Shares; (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the Merger; (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve, which could have an effect on demand for the Company’s services and impact the Company’s profitability; (xiii) effects from global pandemics, epidemics or other public health crises; (xiv) changes in the pharmaceutical, biotechnology and regulatory environment that affect demand for the Company’s software and services, including changes in drug development activity or regulatory requirements applicable to simulation and modeling software; (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability; (xvi) changes in international trade agreements, including tariffs and trade restrictions; (xvii) cybersecurity vulnerabilities; (xviii) foreign currency volatility; (xix) retention of key employees; and (xx) outcomes of legal proceedings, claims and investigations.

The Company cautions that the foregoing list of factors is not exhaustive. Additional information concerning these and other risk factors is contained in the Company’s most recently filed Annual Report on Form 10-K for the year ended August 31, 2025 and subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings, as such filings may be amended from time to time. All of the forward-looking statements made by the Company contained in this communication and all subsequent written and oral forward-looking statements concerning the Company, the Merger or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statement above.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, reliance should not be placed upon the forward-looking statements.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: August 13, 2026	By: /s/ Will Frederick
Name: Will Frederick
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)
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